Vanguard Selected Value Fund

Supplement Dated December 16, 2019, to the Prospectus and Summary Prospectus Dated February 27, 2019

Restructuring of the Investment Advisory Team

The board of trustees of Vanguard Selected Value Fund (the Fund) approved restructuring of the Fund's investment advisory team, removing Barrow, Hanley, Mewhinney & Strauss, LLC (Barrow, Hanley) as an investment advisor to the Fund and adding Cooke & Bieler, LP (Cooke & Bieler) to the Fund's investment team. All references to Barrow, Hanley and all other details and descriptions regarding Barrow, Hanley's management of certain assets of the Fund in the Prospectus and Summary Prospectus are deleted in their entirety.

Cooke & Bieler independently selects and maintains a portfolio of common stocks for the Fund. The Fund's board of trustees determines the proportion of the Fund's assets to be managed by each advisor and may change these proportions at any time.

The change in the Fund's investment advisory arrangement is expected to change the Fund's expense ratio to 0.33%. The Fund's investment objective, principal investment strategies, and principal risks are not expected to change.

Prospectus and Summary Prospectus Text Changes

The following replaces a similar table under the heading "Fees and Expenses" in the Fund Summary section:

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.32%

12b-1 Distribution Fee	None

Other Expenses	0.01%

Total Annual Fund Operating Expenses1	0.33%

1 The expense information shown in the table has been restated to reflect estimated amounts.

In the same section, the following replaces a similar table under "Example":

1 Year	3 Years	5 Years	10 Years

$34	$106	$185	$418

The following is added under the heading "Investment Advisors" in the Fund Summary section:

Cooke & Bieler, LP (Cooke & Bieler)

In the same section, the following is added to the list of Portfolio Managers:

Mehul Trivedi, CFA, Partner, Research Analyst, and Portfolio Manager of Cooke & Bieler. He has co-managed a portion of the Fund since December 2019.

William Weber, CFA, Partner, Research Analyst, and Portfolio Manager of Cooke & Bieler. He has co-managed a portion of the Fund since December 2019.

Prospectus Text Changes

The following is added under the heading "Security Selection" in the More on the Fund section:

Cooke & Bieler analysts perform deep fundamental research to uncover competitively advantaged businesses, with conservative balance sheets, trading at attractive valuations. These companies typically have higher returns on capital, lower levels of debt, and trade at lower valuations than the benchmark.

The following is added under the heading "Investment Advisors" in the More on the Fund section:

Cooke & Bieler, LP, 1700 Market St., Suite 3222, Philadelphia, PA 19103, is an investment advisory firm founded in 1949. As of September 30, 2019, Cooke & Bieler managed approximately $6.2 billion in assets.

The following replaces similar text in the same section:

The Fund pays each of its investment advisors a base fee plus or minus a performance adjustment. Each base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of each advisor's portion of the Fund relative to that of the Russell Midcap Value Index (for Cooke & Bieler and Pzena) or the MSCI US Investable Market 2500 Index (for Donald Smith & Co.), over the preceding 60-month period (a 36-month period for Pzena). When the performance adjustment is positive, the Fund's expenses increase; when it is negative, expenses decrease.

In the same section, the following is added to the list of portfolio managers: Mehul Trivedi, CFA, Partner, Research Analyst, and Portfolio Manager of Cooke

&Bieler. He has worked in investment management since 1993, has managed investment portfolios and has been with Cooke & Bieler since 1998, and has co- managed a portion of the Fund since December 2019. Education: B.S./B.A., University of Pennsylvania; M.B.A., Wharton School at the University of Pennsylvania.

William Weber, CFA, Partner, Research Analyst, and Portfolio Manager of Cooke

&Bieler. He has worked in investment management since 2002, has been with Cooke & Bieler since 2004, has managed investment portfolios since 2010, and has co-managed a portion of the Fund since December 2019. Education:

B.S./B.A., Villanova University; M.B.A., University of Chicago.

CFA® is a registered trademark owned by CFA Institute.

© 2019 The Vanguard Group, Inc. All rights reserved.

Vanguard Marketing Corporation, Distributor.

PS 934B 122019

Vanguard Whitehall Funds

Supplement Dated December 16, 2019, to the Statement of Additional Information Dated February 27, 2019

Restructuring of the Investment Advisory Team for Vanguard Selected Value Fund

The board of trustees of Vanguard Selected Value Fund (the Fund) approved restructuring of the Fund's investment advisory team, removing Barrow, Hanley, Mewhinney & Strauss, LLC (Barrow, Hanley) as an investment advisor to the Fund and adding Cooke & Bieler, LP (Cooke & Bieler) to the Fund's investment team. All references to Barrow, Hanley and all other details and descriptions regarding Barrow, Hanley's management of certain assets of the Fund in the Statement of Additional Information are deleted in their entirety.

Cooke & Bieler independently selects and maintains a portfolio of common stocks for the Fund. The Fund's board of trustees determines the proportion of the Fund's assets to be managed by each advisor and may change these proportions at any time.

The Fund's investment objective, principal investment strategies, and principal risks are not expected to change.

Statement of Additional Information Text Changes

In the Investment Advisory and Other Services section, the following is added to the introductory text on page B-41:

Cooke & Bieler, LP (Cooke & Bieler) provides investment advisory services for a portion of Vanguard Selected Value Fund.

Barrow, Hanley, Mewhinney & Strauss, LLC provided investment advisory services for a portion of Vanguard Selected Value Fund from 1996 until December 2019.

Within the same section, the following replaces similar text under the "I. Vanguard Selected Value Fund" heading, which begins on page B-42:

The Fund pays each of its investment advisors a base fee plus or minus a performance adjustment. Each base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of each advisor's portion of the Fund relative to that of the Russell Midcap Value Index (for Cooke & Bieler and Pzena) or the MSCI US Investable Market 2500 Index (for Donald Smith & Co.), over the preceding 60-month period (a 36-month period for Pzena).

Within the same section, the following is added:

A. Cooke & Bieler, LP (Cooke & Bieler)

Cooke & Bieler, founded in 1949, is an employee-owned partnership managing assets for institutional clients.

1. Other Accounts Managed

Mehul Trivedi co-manages a portion of Vanguard Selected Value Fund; as of September 30, 2019, the Fund held assets of $7.9 billion. As of September 30, 2019, Mr. Trivedi also managed 4 other registered investment companies with total assets of $1.2 billion (advisory fees not based on account performance), 2 other pooled investment vehicles with total assets of $366 million (advisory fees not based on account performance), and 106 other accounts with total assets of $3.5 billion (advisory fees based on account performance for 8 of these accounts with total assets of $549 million).

William Weber co-manages a portion of Vanguard Selected Value Fund; as of September 30, 2019, the Fund held assets of $7.9 billion. As of September 30, 2019, Mr. Weber also managed 4 other registered investment companies with total assets of $1.2 billion (advisory fees not based on account performance), 2 other pooled investment vehicles with total assets of $366 million (advisory fees not based on account performance), and 106 other accounts with total assets of $3.5 billion (advisory fees based on account performance for 8 of these accounts with total assets of $549 million).

2. Material Conflicts of Interest

The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Fund and other accounts because the Fund may have different investment objectives, strategies, and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Fund, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for the Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Fund. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, the advisor has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and are designed to ensure that all clients are treated fairly and equitably. Accordingly, security block purchases are allocated to all accounts with similar objectives in a fair and equitable manner. Furthermore, the advisor has adopted a Code of Ethics under Rule17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the "Advisers Act") to address potential conflicts associated with managing the Fund and any personal accounts the Portfolio Managers may maintain.

In the case of Cooke & Bieler, the Portfolio Managers manage accounts on a team basis so the Portfolio Managers may be subject to the potential conflicts of interests described above. Accordingly, performance and allocation of securities are closely monitored to ensure equal treatment and Cooke & Bieler has implemented policies and procedures to ensure that clients are treated fairly and that potential conflicts of interest are minimized.

3. Description of Compensation

The Cooke & Bieler Portfolio Managers are compensated using substantially identical compensation structures for all accounts managed. Compensation is divided between base salary, performance-based bonuses and profit distributions from equity ownership. The firm seeks to balance individual incentives with portfolio and firm-level incentives. The majority of the team participates in an annual bonus pool with allocations determined by a peer review process. Allocations vary depending upon individual contributions to the firm's investment success. Among other considerations Cooke & Bieler measures the four-year rolling investment results attributed to each team-members' stock selections. Partners receive distributions based on their percentage ownership and the profitability of the firm.

4. Ownership of Securities

As of September 30, 2019, Mr. Trivedi and Mr. Weber did not own any shares of Vanguard Selected Value Fund.

The following replaces the first and second paragraphs under "Duration and Termination of Investment Advisory Agreements" beginning on page B-56:

The current investment advisory agreements with the unaffiliated advisors (other than Victory Capital,TimesSquare Capital, and Cooke & Bieler) are renewable for successive one-year periods, only if (1) each renewal is approved by a vote of the Fund's board of trustees, including the affirmative votes of a majority of the trustees who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or (2) each renewal is specifically approved by a vote of a majority of the Fund's outstanding voting securities. An agreement is automatically terminated if assigned, and may be terminated without penalty at any time either (1) by vote of the board of trustees of the Fund upon thirty (30) days' written notice to the advisor (sixty (60) days' written notice for Schroders), (2) by a vote of a majority of the Fund's outstanding voting securities upon 30 days' written notice to the advisor (60 days' written notice for Schroders), or (3) by the advisor upon ninety (90) days' written notice to the Fund.

Each initial investment advisory agreement with Victory Capital, TimesSquare Capital, and Cooke & Bieler are binding for a two-year period. At the end of that time, each agreement will become renewable for successive one-year periods, subject to the above conditions.

The following is added to Appendix B of this Statement of Additional Information:

COOKE & BIELER, L.P.

PROXY POLICY

Cooke & Bieler, L.P. has a fiduciary obligation to vote client proxies in the best interest of our clients – to protect and enhance the economic interests of the beneficial owner of the securities which are under our supervision. In determining how to vote on an issue, the firm will consider the opinion of management and the effect on the issuer's business practices as part of analyzing the effect on shareholder value. In addition, Cooke & Bieler will consider the voting recommendations of third parties, such as proxy services firms or other organizations or associations (e.g., the AFL-CIO, RMG or Glass Lewis), but these recommendations are not determinative. The firm will also consider the views of third parties when revising its proxy voting policies, procedures or guidelines.

Cooke & Bieler utilizes the services of an outside proxy firm, currently Broadridge, to act as agent for the proxy process and to maintain records of proxy votes for our clients. In addition, Glass Lewis provides the firm research on proxy votes. In the rare situation where a custodian does not have a relationship with Broadridge, we may use a different proxy voting vendor but continue to use Glass Lewis as the research provider. Proxy statements are thoroughly reviewed by the portfolio manager most familiar with the company to ensure that proxies are voted in the best interest of our clients. Cooke & Bieler defines the best interest of the client to mean the best economic interest of the shareholders of the company.

The following guidelines have been established to ensure voting which is consistent with our fiduciary responsibility. While we follow the guidelines listed below, each vote is ultimately cast on a case-by-case basis, taking into consideration all the relevant facts and circumstances at the time of the vote.

I. The Board of Directors

A. Voting on Director Nominees in Elections

Votes on director nominees are made on a case-by-case basis, examining the following factors:

•long-term corporate performance and stock price

•composition of board and key board committees

•nominee's attendance at meetings

•track record

•if contested—background of proxy contest, qualifications of both slates of nominees, what they are offering and likelihood objectives can be met

B. Separation of Chairman and CEO

We believe in most cases, an independent chairman is better suited to oversee the board and the company's management, assess performance and ensure that shareholder interests are being served. However sometimes we believe that the individual is capable of fulfilling both roles especially when the company's performance has been strong under the leadership of this individual. We vote case-by-case on shareholder proposals asking that the chairman and CEO positions be separated (independent chairman).

C. Majority of Independent Directors

We generally vote for shareholder proposals that request that the board be comprised of a majority of independent directors. We believe that a majority of independent directors helps to facilitate objective decision making and enhances accountability to shareholders.

D. Stock Ownership Requirements

We typically vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board. Requiring stock ownership may limit the number of persons qualified to be on the board. We believe a director can serve the company well regardless of the extent of his or her ownership.

E. Term of Office

We vote against shareholder proposals to limit the tenure of outside directors because this may result in prohibiting the service of directors who significantly contribute to the company's success and represent shareholders' interest effectively.

F. Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis.

We vote against proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.

We vote against indemnification proposals that would expand coverage beyond legal expenses to include acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

We vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and (2) only if the director's legal expenses would be covered.

G. Requiring Majority Voting for Election of Directors

We typically vote for requiring majority voting for election of directors

II. Proxy Contests

A. Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a case-by-case basis. We believe reimbursement of solicitation expenses may encourage abuse by special interests at the expense of the majority of shareholders.

III. Auditors

A. Ratifying Auditors

We generally vote for ratifying auditors unless they have a financial interest in or association with the company, and are therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position; or finally if non-audit service fees are excessive.

IV. Proxy Contest Defenses

A. Board Structure: Staggered vs. Annual Elections

We vote against proposals to classify the board.

We vote for proposals to repeal classified boards and to elect all directors annually.

B. Cumulative Voting

We review on a case-by-case basis proposals to permit/eliminate cumulative voting. We weigh the positive of enhancing the ability of minority shareholders to concentrate support with the negative that this may be used destructively by a minority of shareholders with extreme points of view. We consider:

•Historical shareholder-friendliness of said corporation;

•Past dealings with minority shareholders;

•Conflicts of interest

C. Shareholder Ability to Call Special Meetings

We review on a case-by-case basis proposals to permit/eliminate shareholder's ability to call special meetings. We consider how shareholder friendly the company is as we believe this right may be abused by special interests at the expense of the majority of shareholders.

V. Tender Offer Defenses

A. Poison Pills

We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

We review on a case-by-case basis shareholder proposal to redeem or ratify a company's poison pill. We consider the trigger, value of the NOLs, terms and conditions, and shareholder protection mechanisms.

B. Fair Price Provisions

We review on a case-by-case basis fair price proposals. We evaluate vote required to approve the proposed acquisition, the vote required to repeal the fair price provisions, and the mechanism for determining the fair price.

C. Supermajority Shareholder Vote Requirement

We vote against management proposals to require a supermajority shareholder vote.

We vote for shareholder proposals to lower supermajority shareholder vote requirements.

VI. Capital Structure

A. Common Stock Authorization

We review on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue. We will make an assessment regarding:

•the need for the increase;

•the percentage increase with respect to the existing authorization;

•voting rights of the stock;

•overall capitalization structures;

•board's governance structure and practices;

•whether company is in danger of being de-listed or if going concern is an issue.

B. Stock Splits

We will vote for management proposals to implement a stock split.

C. Reverse Stock Splits

We vote for management's proposals to implement a reverse stock split. We will generally support a reverse stock split if management provides a reasonable justification for the split and if the reverse stock split would proportionately reduce number of authorized shares.

D. Preemptive Rights

We review on a case-by-case basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

E. Share Repurchase Programs

We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

F. Approve Distribution of Dividend

We typically vote for management proposals to distribute a dividend in which the financial stability of the company will not be affected.

VII. Compensation

We analyze executive and director compensation plans on a case-by-case basis. Viable compensation programs are designed to attract, retain and motivate talented executives and outside directors, but are also subject to abuse by entrenched managements. In evaluating a pay plan, we weigh the need to attract and retain qualified people against the implications for dilution and transfer of shareholder wealth.

A. Shareholder Proposals to Limit Executive and Directors Pay

We review all shareholder proposals that seek additional disclosure of executive and director pay information on a case- by-case basis.

We review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

B. Golden and Tin Parachutes

We vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

We review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

C. Employee Stock Ownership Plan (ESOPs)

We vote review on a case-by-case basis proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs.

D. 401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees since this will help attract and retain quality personnel.

E. Pay for Superior Performance

We vote for proposals that reward executives for performance. We typically consider the following factors:

•type of industry

•stage of business cycle

•appropriateness of current incentive programs

•performance of company with current incentive program

F. Restrictions on Golden Coffin Compensations

We vote for proposals calling companies to adopt policies that require obtaining shareholder approval for payments after the death of a senior executive.

We typically vote for proposals that reduce the use of golden coffin type payments.

G. Limit Supplemental Executive Retirement Plans (SERPs)

We generally vote for proposals that require putting extraordinary benefits contained in SERP agreements to shareholder vote.

We also generally vote for shareholder proposals requesting to limit extraordinary executive benefits provided under company's SERP.

H. Advisory Vote on Executive Compensation

We generally vote for shareholder proposals that call for non-binding shareholder ratification of compensation of executive officers.

I. Stock Retention/Holding Period Requirements

We evaluate on a case by case basis shareholder proposals asking companies to adopt policies requiring executive officers to retain a certain percentage of shares acquired while employed at the company. We consider the following factors:

•actual officer stock ownership

•degree to which current requirements differ from proponent's suggested holding period/retention ratio

•current and past problematic pay practices

J. Tax Gross-Up Proposals

We generally vote against proposals calling for companies to adopt a policy providing tax gross-up payments to executives.

K. Frequency of Advisory Votes on Executive Compensation

We generally vote for proposals modifying the frequency to annually for advisory votes on executive compensation.

VIII. State of Incorporation

A. Voting on State Takeover Statues

We review on a case-by-case basis proposals to opt out of state takeover statutes. We consider the following factors:

•the power the statute vests with the issuer's board;

•the potential for the statute to empower the board to negotiate a better deal for shareholders;

•provisions incorporated.

B. Voting on Reincorporation Proposals

Proposals to change a company's state of incorporation are examined on a case-by-case basis. A company may choose to reincorporate under the laws of a different state for many reasons, including:

•taxation;

•comparison of corporation laws of original state and destination state;

•the level of corporate experience of the state court;

•reason for reincorporation;

•comparison of company's governance practices and provisions prior to and following reincorporation.

IX. Mergers and Corporate Restructurings

A. Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a case-by-case basis, taking into account the following:

•anticipated financial and operating benefits;

•offer price (cost vs. premium);

•prospects of the combined companies;

•how the deal was negotiated; and

•changes in corporate governance and their impact on shareholder rights.

B. Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyout, spin-offs, liquidations and asset sales are considered on a case-by-case basis with the following considerations:

•dilution of existing shareholder's position

•terms of the offer

•financial and control issues

•conflicts of interest

C. Spin-offs

Votes on spin-offs are considered on a case-by-case basis depending on:

•tax and regulatory advantages

•planned use of sale proceeds

•market focus

•managerial incentives

•corporate governance changes

•capital structure changes

•conflicts of interest

X. Lobbying and Political Donations

Votes on lobbying and political donations are considered on a case-by-case basis depending on:

•the polity in question

•the expenses of the operation

•the possibility of corruption

•the type of business

XI. Social and Environmental Issues

We believe companies face real financial, regulatory and reputational risks from their environmental and social practices and thoughtful management of these issues is important for the creation of shareholder value over the long-term. We expect the managements and boards of the companies in which we invest to address these issues as part of their overall risk control and firm management responsibilities.

We will typically vote for disclosure reports that seek additional information that is not available elsewhere and that is not proprietary, particularly when it appears that companies have not adequately addressed shareholder's social and environmental concerns. We will generally vote against proposals we deem duplicative, overly burdensome or unlikely to further the long-term economic interests of shareholders.

In determining our vote on shareholder social and environmental proposals, we also analyze the following factors:

•whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;

•whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•whether the proposal itself is well framed and reasonable;

•whether implementation of the proposal would achieve the objectives sought in the proposal;

•what other companies have done in response to the issue;

•any recent related fines, controversies, or litigations.

XII. Conflicts of Interest

Conflicts between the firm and its clients on proxy-related issues are rare. If Cooke & Bieler, L.P. has a material conflict of interest, the following four-step process will be used to address the conflict. The first step is to identify those issuers where Cooke & Bieler has a significant business or personal/family relationship that could give rise to a conflict of interest. The second step is to identify those proxy proposals where the conflict of interest may be material. The third step is to identify whether Glass Lewis also has a conflict of interest. If Glass Lewis does not have a conflict of interest, we will vote according to Glass Lewis. If Glass Lewis does have a conflict of interest we will identify another unaffiliated third party to vote the proposals according to. The fourth step is to document the conflict of interest and the resolution of the conflict.

(1) Identifying Those Issuers with which Cooke & Bieler May Have a Conflict of Interest

Cooke & Bieler will identify issuers with which it may have a conflict of interest and maintain a list of such issuers.

a.) Significant Business Relationships – Cooke & Bieler will maintain a list of issuers with which we may have a significant business relationship, for example, where we also manage a pension plan whose management is soliciting proxies. For this purpose, a "significant business relationship" is one that: (1) represents 5% or $1,000,000 of Cooke & Bieler's revenues for the most recent fiscal year, whichever is less, or is reasonably expected to represent this amount for the current fiscal year; or (2) may not directly involve revenue to Cooke & Bieler but is otherwise determined by us to be significant, for example:

•Cooke & Bieler has a significant relationship with a particular company which may create an incentive for Cooke

&Bieler to vote in favor of management.

b.) Significant Personal/Family Relationships – Cooke & Bieler will identify issuers with which its employees who are involved in the proxy voting process may have a significant personal/family relationship. For this purpose, a "significant personal/family relationship" is one that would be reasonably likely to influence how Cooke & Bieler votes proxies. To identify any such relationships, we will obtain information on an annual basis about any significant personal/family relationship between any employees of Cooke & Bieler who is involved in the proxy voting process.

c.) Contact with Proxy Voting Employees – Cooke & Bieler will attempt to prevent employees who are not involved in the proxy voting process from trying to influence how Cooke & Bieler votes any proxy. If a person employed by Cooke & Bieler and not involved in the proxy voting process contacts anyone for the purpose of influencing how a proxy is voted, the member will immediately contact the Compliance Officer who will determine: (1) whether Cooke & Bieler should now treat the proxy in question as one involving a material conflict of interest; and (2) if so, anyone who was contacted should remove himself/herself from all further matters regarding the proxy.

d.) Duties of the Proxy Voting Employees – Cooke & Bieler has a duty to make reasonable investigation of information relating to conflicts of interest. Absent actual knowledge, we are not required to investigate possible conflicts involving Cooke & Bieler where the information is non-public or otherwise not readily available.

In connection with the consideration of any proxy voting matters under this policy, employees who vote proxies have a duty to disclose any material conflicts of interest of which the member has actual knowledge but which have not been identified pursuant to this policy.

(2) Identifying Those Proxy Proposals Where Cooke & Bieler's Conflict is Material

If Cooke & Bieler receives a proxy relating to an issuer with which it has a conflict of interest (as determined above), Cooke & Bieler will then determine whether the conflict is "material" to any specific proposal included within the proxy. If not, then Cooke & Bieler can vote the proxy in accordance with its proxy voting procedures; if so, Cooke & Bieler will vote according to an independent third party, currently Glass Lewis, after confirming that they do not have a conflict of interest.

a.)Routine Proxy Proposals – Proxy proposals that are "routine" shall be presumed not to involve a material conflict of interest for Cooke & Bieler, unless they have actual knowledge that a routine proposal should be treated as material. For this purpose, "routine" proposals would typically include matters such as the selection of an accountant, uncontested election of directors, meeting formalities, and approval of an annual report/ financial statements.

b.) Non-Routine Proxy Proposals – Proxy proposals that are "non-routine" shall be presumed to involve a material conflict of interest for Cooke & Bieler, unless the firm determines that Cooke & Bieler's conflict is unrelated to the proposal in question. For this purpose, "non-routine" proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans, retirement plans, profit sharing or other special remuneration plans).

c.) Determining that a Non-Routine Proposal is Not Material – As discussed above, although non-routine proposals are presumed to involve a material conflict of interest, the firm may determine on a case-by-case basis that particular non-routine proposals do not involve a material conflict of interest. To make this determination, they must conclude that a proposal is not directly related to Cooke & Bieler's conflict with the issuer. The firm shall record in writing the basis for any such determination.

(3) Determining How to Vote Proxies Involving a Material Conflict of Interest

For any proposal where Cooke & Bieler has a material conflict of interest, we will vote according to an independent third party, currently Glass Lewis, to vote the specific proposals that involve a conflict. If it is determined that the independent third party also has a conflict, we will identify another unaffiliated third party to vote the specific proposals.

These procedures are designed to ensure that all proxies are voted in the best interests of clients and not the product of the conflict.

(4)Proxy Voting Process

1.Broadridge will reroute proxy materials for our clients that were historically sent to custodian banks and incorporate that information onto the ProxyEdge system.

2.Broadridge will determine client accounts that receive ballots and match the ballots to the correct account.

3.The designated proxy person forwards all meeting material, including agenda items and Glass Lewis research as well as Taft Hartley research, to the responsible analyst for review.

4.Absent material conflicts, the responsible analyst will determine how the firm should vote the proxy in the best interest of our clients.

5.The designated proxy person will vote the proxy according to the analyst's directions on a secure proprietary website, ProxyEdge.

6.If any physical ballots are received at our offices on behalf of our clients, these ballots will be forwarded to the designated proxy person and voted accordingly through www.proxyvote.com.

(5)Responsibilities

Broadridge is responsible for notifying Cooke & Bieler in advance of the meeting; providing the appropriate proxies to be voted; and for maintaining records of proxy statements received and votes cast.

The compliance officer is responsible for: maintaining the proxy policies and procedures; determining when a potential conflict of interest exists (see examples above); maintaining records of all communications received from clients requesting information on how their proxies were voted; and notifying clients how they can obtain voting records and policies and procedures.

The operations department is responsible for: determining which accounts Cooke & Bieler has proxy voting responsibilities for; obtaining the appropriate guidance from the portfolio manager on how to vote; and maintaining documents created that were material to the voting.

© 2019 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

SAI 934C 122019